Execution Version

Elevatech Limited
68th Floor, Cheung Kong Center
2 Queen’s Road Central
Hong Kong

To:	Windrace International Company Limited (formerly XDLong International Company Limited) (the Company)

Mr Lin Shuipan (Lin)

Richwise International Investment Group Limited (Richwise)

8 May 2009

Ladies and Gentlemen:

Letter Agreement

We refer to the shareholders agreement between, among others, the Company, Lin, Richwise and ourselves dated 30 April 2008 (the Shareholders Agreement), the amended and restated articles of association of the Company adopted on 30 April 2008 (the Articles) and the term sheet among the Company, Lin, Richwise and ourselves dated 5 May 2009 (the Term Sheet).

Capitalized terms not otherwise defined herein shall have the meanings given to them in the Shareholders Agreement.

For the purposes of this letter, the Financing Transaction will consist of the Key Transaction and one or more Ancillary Transactions, if any.

The Key Transaction refers to the sale of all issued and outstanding Ordinary Shares by the Ordinary Shareholders to Exceed Company Limited, a company incorporated under the laws of British Virgin Islands with limited liability (the Purchaser) and a wholly-owned subsidiary of 2020 Chinacap Acquireco., Inc., a company incorporated under the laws of Delaware with limited liability (the SPAC), pursuant to the Agreement for Sale and Purchase substantially in the form attached as Annex A hereto and dated on or about the date hereof (the Sale and Purchase Agreement). Following the sale, the SPAC will merge with and into the Purchaser.

An Ancillary Transaction, if any, refers to an issuance of equity or debt securities by the Purchaser, such issuance to be completed simultaneously with or after the completion of the Key Transaction, although all or a portion of the proceeds of any such issuance may be deposited into an escrow account for the Company’s benefit prior to the consummation of the Key Transaction.

Execution Version

In order to facilitate the Company’s entering into the Financing Transaction, it is hereby agreed, as follows:

(a)
we consent to the Company’s entering into the Sale and Purchase Agreement and the transfer of the Ordinary Shares by all of the Ordinary Shareholders (the Selling Shareholders) pursuant to the Sale and Purchase Agreement;

(b)
we agree with the Company that, upon completion of the Financing Transaction, the Preferred Shares shall be redeemed by the Company in consideration for the issue by the Company to the Investor of a promissory note (the Promissory Note) giving the holder the right to receive from the Company HK$306,267,580.48 by the earlier of (i) five (5) Business Days of the date of issue of the promissory note; and (ii) October 31, 2009, and US$1,000,000 on June 30, 2010, and the issue by Lin and Richwise of guarantees (the Personal Guarantees), the respective terms of which (save for the payment date of the First Installment set forth in this item (b)) are set out in the Term Sheet; and

(c)
we agree to issue one or more waivers substantially in the form set forth in Annex B hereto, consenting to the Company entering into contracts relating to the Ancillary Transactions; provided that, in respect of each Ancillary Transaction, the Company shall provide written notice (Notice) to us setting out to our satisfaction details of: (i) the parties to the Ancillary Transaction; (ii) the nature of the Ancillary Transaction; (iii) the amount of funds expected to be raised by the Ancillary Transaction and proposed use of proceeds; (iv) a confirmation that the proceeds of the Ancillary Transaction shall be applied in whole or in part to redeem the Preferred Shares; and (v) any other information necessary for us to make an informed decision on the grant of the waiver;

PROVIDED THAT, such consent and agreement shall be conditional on:

(i)	the delivery by the Company to us draft copies of the following documents (the Transaction Documents) within five business days of the date hereof:

1)	a redemption agreement providing for the redemption of the Preferred Shares;

2)	the Promissory Note;

3)	board resolutions authorising the issuance of the Promissory Note and the issuance of any preference shares upon any conversion of the Promissory Note (the Conversion Shares);

4)	an instruction letter to the Company’s registered agent irrevocably authorizing registration of Elevatech as a holder of the Conversion Shares upon their issuance by the Company;

5)	an Amendment to the Articles providing for the potential conversion of Promissory Note into the Conversion Shares;

6)
an Amendment to the Shareholders Agreement providing for its continued effectiveness in the event Elevatech becomes a holder of the Conversion Shares (the Conversion Time) and for the redemption referred to in 8 below;

Execution Version

7)
a Deed of Adherence between the Company and the Purchaser, the form of which is set forth Schedule 2 to the Shareholders Agreement, providing for the Purchaser’s agreement to become a party to the Shareholders Agreement at the Conversion Time; and

8)
a deed of covenant from the Company, Lin and Richwise in favour of Elevatech providing that, in the event that Elevatech holds any Preferred Shares or Conversion Shares after the completion of the Financing Transaction and either Lin or Richwise transfer any shares they hold in the Purchaser prior to 31 December 2009, then any Preferred Shares or Conversion Shares held by Elevatech shall be immediately redeemable under the terms and conditions of such Preferred Shares or Conversion Shares, as the case may be;

(ii)	the Transaction Documents being concluded, executed and delivered in form and substance satisfactory to us prior to or upon the completion of the Financing Transaction;

(iii)	the Financing Transaction being consummated in accordance with the terms set out in the Sale and Purchase Agreement;

(iv)	the Promissory Note and Personal Guarantees being issued to us upon completion of the Financing Transaction;

(v)
except with our prior written consent, no variation is made to the actions or delivery obligations of (A) the Selling Shareholders under Schedule 3, Section A, Clause 1.1(c), 1.2, 1.3, 1.4, 1.5, 1.6, 1.7, 1.8 and 2.9; (B) the Purchaser under Schedule 3, Section B, Clauses 1.1(e) and 2.7; and (C) the SPAC under Schedule 3, Section C, Clause 1.1, 1.2, 2.1 and 2.4, respectively, of the Sale and Purchase Agreement; and

(vi)
the SPAC issuing irrevocable payment instructions upon completion of the Financing Transaction for the payment to us of a sum in full satisfaction of the First Installment (as defined in the Term Sheet) of the Promissory Note;

and in the event that any of such conditions is not fulfilled the consent and agreement set out herein shall be null and void ab initio.

This letter agreement shall terminate on 31 October 2009 and have no further effect after that date. Without limiting the generality of the foregoing, if the Financing Transaction does not take place on or before 31 October 2009, the Preferred Shares shall remain outstanding and their terms and conditions shall remain unchanged.

This letter agreement is governed by and shall be construed in accordance with the laws of Hong Kong.

Execution Version

Kindly indicate your acceptance of the terms of this letter by signing and returning to us the enclosed copy.

Yours truly,

For and on behalf of
Elevatech Limited

Agreed and accepted

For and on behalf of
Windrace International Company Limited

Mr Lin Shuipan

For and on behalf of
Richwise International Investment Group Limited

Annex A

FORM OF SALE AND PURCHASE AGREEMENT

Annex B

FORM OF ANCILLARY TRANSACTION WAIVER

[On letterhead of Investor]

To:	Windrace International Company Limited (the Company)

Mr Lin Shuipan (Lin)

Richwise International Investment Group Limited (Richwise)

__________ 2009

Ladies and Gentlemen:

Waiver of Ancillary Transaction

We refer to the letter agreement among the Company, Lin, Richwise and ourselves dated ________ 2009 (the Elevatech Letter Agreement). Capitalised terms not otherwise defined herein shall have the meanings given to them in the Elevatech Letter Agreement.

We acknowledge our receipt from the Company a Notice dated                       , 2009 concerning an Ancillary Transaction. We hereby consent to the Company entering into an Agreement in respect of the Ancillary Transaction described in the Notice, provided that, in the event that any of such conditions in the Elevatech Letter Agreement is not fulfilled, the consent set out herein shall be null and void ab initio.

This Waiver shall terminate on 31 October 2009 and have no further effect after that date. Without limiting the generality of the foregoing, if the Financing Transaction does not take place on or before 31 October 2009, the Preferred Shares shall remain outstanding and their terms and conditions shall remain unchanged.

Annex B

Kindly indicate your acceptance of the terms of this letter by signing and returning to us the enclosed copy.

Yours truly,

For and on behalf of
Elevatech Limited

Agreed and accepted

For and on behalf of
Windrace International Company Limited

Mr Lin Shuipan

For and on behalf of
Richwise International Investment Group Limited

Execution Version

Kindly indicate your acceptance of the terms of this letter by signing and returning to us the enclosed copy.

Yours truly,

For and on behalf of
Elevatech Limited

Agreed and accepted

For and on behalf of
Windrace International Company Limited

Mr Lin Shuipan

For and on behalf of
Richwise International Investment Group Limited

Execution Version

Kindly indicate your acceptance of the terms of this letter by signing and returning to us the enclosed copy.

Yours truly,

For and on behalf of
Elevatech Limited

Agreed and accepted

For and on behalf of
Windrace International Company Limited

Mr Lin Shuipan

For and on behalf of
Richwise International Investment Group Limited

Execution Version

Kindly indicate your acceptance of the terms of this letter by signing and returning to us the enclosed copy.

Yours truly,

For and on behalf of
Elevatech Limited

Agreed and accepted

For and on behalf of
Windrace International Company Limited

Mr Lin Shuipan

For and on behalf of
Richwise International Investment Group Limited